American Beacon FEAC Floating Rate Income Fund

Supplement dated November 15, 2023 to the Summary Prospectus,

dated December 29, 2022, as previously amended or supplemented

The Board of Trustees of American Beacon Funds has approved (i) the automatic conversion of the SP Class shares of the American Beacon FEAC Floating Rate Income Fund (the “Fund”) into A Class shares, and (ii) the termination of the SP Class shares of the Fund, effective as of the close of business on December 29, 2023 (the “Conversion Date"), based upon the recommendation of American Beacon Advisors, Inc., the Fund’s investment manager. Effective immediately, the Fund will no longer accept purchases of SP Class shares.

No action is needed on your part. Each SP Class shareholder will receive A Class shares in an amount equal to the value of the shareholder’s SP Class shares as of the Conversion Date. Please be advised that the net annual fund operating expenses of the A Class shares will be the same as the net annual fund operating expenses of the SP Class shares as of the Conversion Date. No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the automatic conversion of their shares. Prior to the Conversion Date, shareholders of SP Class shares may redeem their investments as described in the Fund’s Prospectus. No sales charges, redemption fees or termination fees will be imposed in connection with such redemptions. In general, redemptions are taxable events for shareholders. For federal income tax purposes, the conversion of shares of one share class of the Fund to shares of a different share class of the Fund is not expected to result in the realization of a capital gain or loss. You should consult your tax adviser to discuss the conversion and determine its tax consequences.

For more information, please contact us at 1-800-658-5811, Option 1. If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary for further details.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE